UNIFI, INC.

2006 Wachovia Securities Consumer Growth Conference

Business Update

February 2006

Cautionary Statement

Certain statements included herein contain forward-looking statements within the meaning of federal security laws about Unifi, Inc.'s (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, management's beliefs and assumptions made by management. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.

Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings or governmental investigations or proceedings (including environmental related claims), negotiation of new or modifications of existing contracts for asset management and for property and equipment construction and acquisition, regulations governing tax laws, other governmental and authoritative bodies' policies and legislation, the continuation and magnitude of the Company's common stock repurchase program and proceeds received from the sale of assets held for disposal. In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control. Other risks and uncertainties may be described from time to time in the Company's other reports and filings with the Securities and Exchange Commission.

Agenda

1. Introduction to Unifi
2. Industry Dynamics and the Unifi Market
3. Business Update and Strategy

Who We Are

- One of the world's largest textured yarn producers
- Focus on polyester, nylon, and spandex
- Yarns for wide array of fabrics and end-uses
- Sales in over 25 countries



RAW FIBER PRODUCERS



YARN PRODUCER

FABRIC PRODUCERS





PRODUCT MANUFACTURERS

BRANDS & RETAILERS



What We Do



Texturing Machines

Texturing machines process POY multi-filament yarns by combining heating and stretching of the POY as it passes through the texturing unit.



Texturing Units

The friction disc unit is the heart of the texturing machine. POY enters the top of the unit, passes through the high-speed discs and exits as textured yarn. Computers inspect every linear inch of yarn as it is produced.



Textured Yarns

After the POY is processed, the resulting textured yarn has bulk, crimp, strength, and consistent dyeability. It is now ready to be processed into fabric or used in other processes.


1
2
3
4

Value-added Processes

1. Package Dyeing
2. Covering
3. Twisting
4. Beaming



Products

Unifi filament yarns are found worldwide in home furnishings, apparel, hosiery, automotive and home upholstery, industrial fabrics, and sewing thread.

Industry Dynamics

and the

Unifi Market

The Macro USA Textile Industry Review

	2005 Estimates	Compared to 04'
TEXTILE SHIPMENTS (Annualized YTD)	$80 Billion	Down 2%
TEXTILE INDUSTRY CONTIRUBTION TO THE US GDP. *Ranking 3rd among basic manufacturing industries in terms of contributions to the U.S. economy. (Estimates)*	$55 TO $65 Billion	
CAPITAL INVESTMENT DURING LAST 10 YEARS	$30 Billion	
CAPITAL INVESTMENT IN 2004	$1.4 Billion	Up 5.9%
EMPLOYMENT (TEXTILES & APPAREL)	652,600 People	Down 4.5%
TEXTILE & APPAREL EXPORTS (Annualized YTD) *3rd largest exporter of textile products in the world.*	$20 Billion	Up 2.7%

Not All Segments Impacted Equally By Imports


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
64%
36%
57%
43%
25%
75%
20%
80%
10%
90%
APPAREL (INC. REGIONAL)
TOP OF BED
UPHOLSTERED FURNITURE
US LIGHT VEHICLE SALES
MATTRESSES / BEDDING
DOMESTIC
IMPORTS

Note: Some segments are based on volume and others on US Dollars. They represent imports penetration within the final finished goods sector.

Unifi Polyester DTY Demand Sustainability And Market Attractiveness


OTHER
8%
AUTOMOTIVE
13%
HOSIERY
5%
UPHOLSTERY
21%
APPAREL
33%
TOP OF BED
9%
INDUSTRIAL
11%

Apparel Segment – Polyester / Nylon

Volume Contribution to Unifi Polyester DTY Business: 33 %

Volume Contribution to Unifi Nylon DTY Business: 32 %

Outlook:

This segment can be partially sustained provided apparel imports tariffs and regional trade pacts continue to be in place. Certain end-uses within this segment can be sustained due to special product and legislative needs.

Trends:

- High imports penetration (64% outside US & Regional Countries)
- Majority (85%) of our sales requires NAFTA / CAFTA certification (40% for entire business)
- This region still accounts for more than one-third of USA apparel supply.
- Apparel used in military, uniform, and performance apparel can be sustained irrespective of import tariffs and regional trade pacts.

Automotive Segment – Polyester

Volume Contribution to Unifi Polyester DTY Business: 13 %

Outlook:

This segment can be sustained due to the need to be closer to the market and low imports threat for the foreseeable future. Sustainability also requires supplying to the Japanese auto makers who are continuing to gain share.

Trends:

- Auto production is projected to grow by 1 to 2% annually till 2009.
- The Big 3 automakers are still a major force in the industry; however their combined market share has been declining.
- Japanese automakers will continue to gain share.
- Low degree of imports threat and penetration due to lower lead times and to be close to the market.
- Consolidation in the auto parts industry expected to increase in the coming years due to poor financial health of the producers.

Upholstery Segment– Polyester

Volume Contribution to Unifi Polyester DTY Business: 21%

Outlook:

This segment can be sustained because of low imports penetration (compared to apparel) and demands special and faster service needs. Imports will continue to grow and could become a major threat in the coming years if foreign companies become better at delivering the domestic needs.

Trends:

- Upholstery (home & contract) production is still dominant domestically with close to 75% still produced in the US. However, imports are growing at faster rate, especially imports of "cut & sewn" upholstery covers.
- It is estimated that by 2009, imports share of the domestic upholstered furniture industry will grow by approximately 10 percent.
- The domestic industry especially upper-end manufacturers have overcome the imports pressure through faster, better designs and colors that can be made and delivered in half the time to domestic customers.

Unifi Nylon DTY Demand Sustainability And Market Attractiveness


OTHER
6%
APPAREL
32%
LADIES
HOSIERY
36%
INDUSTRIAL
4%
SOCKS
22%

Ladies Hosiery Segment - Nylon

Volume Contribution to Unifi Nylon DTY Business: 36%

Outlook:

This segment can be partially sustained by continuing to supply the largest domestic ladies hosiery producer, who is expected to further gain domestic market share . This segment is expected to decline at a much lower rate compared to double-digit declines seen in the previous years.

Trends:

- This market is impacted by changing consumer fashion trends in the US (move towards casual clothing in workplace)
- Ladies hosiery is a growing market in Latin America and China due to influence of western-style clothing in workplace, thereby providing export opportunities.

Socks Segment - Nylon

Volume Contribution to Unifi Nylon DTY Business: 22 %

Outlook:

This segment is subject to continuing threat from imports at the retail level especially from global sock producers who are sourcing finished goods from abroad. This segment can be partially sustained through branding and specialized product attributes like moisture absorbent and anti-microbial.

Trends:

- Despite growth in socks consumption at the retail level, domestic production of socks is declining due to increase in imports.
- The imports growth has slowed down compared to earlier years due to Governmental measures taken to limit socks coming from China.
- Socks segment provides opportunity for branding in niche markets like moisture absorbent and anti-microbial socks.

NAFTA Production Share Estimates

PRODUCTION SHARE	UNIFI	US PRODUCERS	MEX / CAN PRODUCERS
POLYESTER POY	46%	29%	25%
POLYESTER TEXTURED	36%	38%	26%
NYLON TEXTURED	36%	35%	29%

Business Overview

and

Our Strategy

Balance Sheet Highlights

(in thousands $, except percentages and days in receivables/payables)

	Dec. 25 2005	Sept. 25 2005	June 26, 2005	Mar. 27 2005
Cash	$ 85,019	$ 90,744	$ 105,621	$ 55,449
Inventory	$ 109,572	$ 114,179	$ 110,827	$ 142,848
Short-Term Debt	$ 7,246	$ 9,719	$ 33,646	$ 8,101
Long-Term Debt	256,901	254,914	255,428	280,085
Total Debt	$ 264,147	$ 264,633	$ 289,074	$ 288,186
Minority Interests	$ -	$ -	$ 182	$ 4,076
Equity	$ 384,881	$ 391,881	$ 383,575	$ 380,802
Net Working Capital (See Notes)	$ 141,682	$ 156,755	$ 154,301	$ 207,574
Days in receivable	43.5	44.8	45.9	54.2
Days in payables	28.6	25.5	26.5	26.2

(1) Includes only Accounts Receivable, Inventories and Accounts Payable; excludes discontinued operations

(2) Sales annualized based on run rate for Kinston for June 2005 and March 2005

(3) Sales annualized based on run rate for SL Branded Apparel for period ended March 2005

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) [1]

(in millions $)



20.0
15.0
10.0
5.0
0.0
$15.0
$11.8
$15.1
$5.0
$13.8
$11.7
$9.0
$12.6
March
June
Sep.
Dec.
2004
2005

1 - Defined as net income before interest, taxes, depreciation and amortization, excluding equity affiliate income or loss, restructuring expenses and other special items

2 - Reflects continuing operations only

3 – Fiscal Year 2006 EBITDA affirmed on January 19, 2006 earnings call at $55 million.

4 – See Appendix for Reconciliation

EBITDA Reconciliation to Pre-Tax Income

(in thousands $)

	Mar-04	Mar-05	Jun-04	Jun-05	Sep-04	Sep-05	Dec-04	Dec-05
Pre-tax loss [1]	$ (46,531)	$ (2,935)	$ (8,410)	$ (21,882)	$ (2,265)	$ (6,340)	$ (7,772)	$ (4,978)
Interest expense	4,740	5,256	4,431	5,361	4,665	4,777	5,293	4,659
Depreciation expense	14,342	12,527	12,367	13,897	12,675	12,409	12,443	12,279
(Income) loss from equity affiliates	6,507	(4,456)	481	(615)	(1,154)	(1,824)	(712)	(18)
Gain on sale of fixed asset	(4,049)	-	-	-	-	-	-	-
Minority interest	(4,755)	53	401	(86)	(188)	-	(309)	-
Restructuring charges	6,017	-	5,624	(341)	-	29	-	-
Impairment write-downs	38,702	-	-	603	-	1,500	-	-
Arbitration costs	-	-	179	-	-	-	-	-
Extraordinary gain (loss)	-	1,342	-	(185)	-	(208)	-	208
Unimatrix - special non cash charges	-	-	-	-	-	1,173	-	293
Non cash compensation	61	16	21	16	36	155	13	138
C&A bad debt	-	-	-	8,184	-	-	-	-
Adjusted EBITDA	$ 15,034	$ 11,803	$ 15,094	$ 4,952	$ 13,769	$ 11,671	$ 8,956	$ 12,581

1 - Continuing operations only

Joint Ventures

(in millions $)

	Book Value @ 12/25/05	Dividends Received	
		FYE 2005	YTD 2006
Parkdale America	141.0	9.6	1.1
Yihui-Unifi (China)	30.6		
Unifi SANS	14.3		
Unifi Nilit	6.1	1.5	1.0

Key Improvements

- Reduced working capital $66 million
- Improved days in receivable from 63 days to 43.5 days
- Cash balance $85 million at December 2005
- Bank revolver availability $67 million….zero drawn
- Fully integrated the Kinston acquisition paid off seller financing of $24 million within 9 months of acquisition date
- Successfully closed and sold unproductive Irish assets for $38 million. Transferred $15 million cash to the U.S. and $30 million for China joint venture.
- Successfully entered China market with joint venture partner in August 2005.

Strategy

Internal

- Exit non-profitable products
- Relocate production to the most efficient operation
- Downstream marketing/premium value product growth
- Continue to improve operating cash flow
- Grow through joint venture in China to capture market growth where polyester is growing at a rate close to 10%
- Continue to strengthen balance sheet – build liquidity

Why You Need… aio™

all-in-one performance yarns

There are 1,300 known yoga poses.

Do them all with… reflexx

Our bodies have more than 230 movable joints to keep us flexible

For stretch that moves with the body… reflexx

The surface area of an adult is 18,000cm², making your skin your body's largest organ.

Keep it safe with… mynx UV

The surface temperature of the sun is approximately 10,000ºF.

Protect yourself-wear… mynx UV

The average person has 2.6 million sweat glands in their skin.

Keep dry with… Sorbtek

The temperature inside your shoes can reach 102ºF.

That's no sweat for… Sorbtek

Our bodies can produce 1 to 3 liters of sweat per hour.

Good thing there's… Sorbtek

Women have more sweat glands than men.

Maybe that's why we call it… A.M.Y.

Each square centimeter of your skin averages 100,000 bacteria.

Better cover it with… A.M.Y.

In optimum conditions, odor causing bacteria cells can double every 20 minutes

Make it a fair fight with… A.M.Y.

The average person is able to recognize over 10,000 different odors.

Make sure B.O. isn't one with… A.M.Y.

Marketing Example

Performance Yarns
by Unifi

aio™

A single performance yarn that combines everything you need. In any combination you need. Moisture management. Stretch. UV protection. Antimicrobial control. Whatever you want. Created just for you. Only by Unifi.

all-in-one performance

product benefits



- all-in-one performance yarns
- **all**...
  means you can have all the properties you want
- **in**...
  means the properties are inherent in the yarn, so they will endure
- **one**...
  means one customized solution designed to fit your needs

UNIFI®

www.unifi.com

Marketing Example

Moisture Management Yarns by Unifi

Sorbtek®

When you get going, Sorbtek goes to work. An incredibly efficient catch, move, release system keeps you cool, dry and comfortable. It's a permanent part of the fabric. So go ahead, get going. You've got Sorbtek.


catch
move
release



product benefits

- Permanent Moisture Management
  - Breathable; quickly leaves wearer cool, dry & comfortable
  - Durable through at least 50 home launderings
- Catch, Move, Release Nano-Technology
  - Catches moisture, moves it away & releases it for quick evaporation
  - Sorbtek moves moisture 4X faster than channeled polyester fabrics
- Inherent Stain Release Properties
  - Added protection against every day stains such as sweat & grass

UNIFI®

www.unifi.com

Strategy

External

On October 20, 2005 the Company announced that it would begin to study a broad array of alternatives that would include growing the business by expanding within the textile industry, including into low-cost locations around the world, expanding in non-textile related businesses, the potential merger or sale of the Company, and the restructuring of the Company's outstanding indebtedness, all in an effort to take advantage of the further consolidation and integration of the textile industry.

There can be no assurance that the Company will enter into or consummate any transaction or as to the terms or timing thereof.

The Company stated it does not expect to update its progress or disclose developments with respect to the exploration of strategic alternatives unless the Board of Directors has approved a definitive transaction.

Conclusion

We remain focused on:

- Returning to profitability
- Growing our joint venture business in China
- Building shareholder value through internal operational improvements and external strategic action(s).
- Increasing liquidity and monetizing non-productive assets to address the bond maturity in 2008.

UNIFI, INC.